UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 14, 2016

Date of Report (Date of earliest event reported)

TechnipFMC Limited

(Exact Name of Registrant as Specified in its Charter)

England and Wales	333-213067	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Legalinx Limited

1 Fetter Lane

London, EC4A 1BR

United Kingdom

(Address of Principal Executive Offices)

+44 800 975 8080

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 14, 2016, FMC Technologies, Inc., a Delaware corporation (“FMCTI”), Technip S.A., a French société anonyme (“Technip”), and TechnipFMC Limited (formerly FMC Technologies SIS Limited), a private limited company incorporated under the laws of England and Wales and a wholly owned subsidiary of FMCTI (“Topco”), entered into Amendment No. 1 (the “Amendment”) to the Business Combination Agreement (the “BCA”), dated as of June 14, 2016, by and among FMCTI, Technip and Topco. The Amendment provides for certain technical changes to the BCA, including certain closing mechanics and the Joinder (as defined below).

FMCTI, Technip and Topco also entered into a Joinder Agreement (the “Joinder”) with TechnipFMC US Merger Sub LLC, a Delaware limited liability company (“Merger Sub”), TechnipFMC Holdings Limited, a private limited company incorporated under the laws of England and Wales (“UK Holdco”), and TechnipFMC US Holdings LLC, a Delaware limited liability company (“US Holdco”), whereby UK Holdco, US Holdco and Merger Sub became a party to the BCA with the same force and effect as if originally named therein.

Also on December 14, 2016, FMCTI and Topco delivered a letter (the “Waiver Letter”) to Technip waiving certain conditions of the BCA. Although certain conditions of the BCA have been waived by the parties, Topco and Technip will seek an order of the High Court of Justice of England and Wales that is conditional on the satisfaction of certain of those waived conditions (to the extent not already satisfied) relating to the listing of the Topco shares on the NYSE and Euronext Paris and the approval of the Autorité des Marchés Financiers of the listing prospectus.

The above descriptions are summaries that are qualified by the full text of the Amendment, the Joinder and the Waiver Letter. Copies of these documents are attached as exhibits and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

2.1	Amendment No. 1, dated as of December 14, 2016, to that certain Business Combination Agreement, dated as of June 14, 2016, by and among FMC Technologies, Inc., TechnipFMC Limited and Technip S.A.

2.2	Joinder Agreement, dated as of December 14, 2016, by and among FMC Technologies, Inc., TechnipFMC Limited, Technip S.A., TechnipFMC Holdings Limited, TechnipFMC US Holdings LLC and TechnipFMC US Merger Sub LLC

2.3	Waiver Letter, dated as of December 14, 2016, from FMC Technologies, Inc. and TechnipFMC Limited to Technip S.A.

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNIPFMC LIMITED

	By:	/s/ Tore Halvorsen
Dated: December 14, 2016		Name:	Tore Halvorsen
		Title:	Director

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Amendment No. 1, dated as of December 14, 2016, to that certain Business Combination Agreement, dated as of June 14, 2016, by and among FMC Technologies, Inc., TechnipFMC Limited and Technip S.A.

2.2	Joinder Agreement, dated as of December 14, 2016, by and among FMC Technologies, Inc., TechnipFMC Limited, Technip S.A., TechnipFMC Holdings Limited, TechnipFMC US Holdings LLC and TechnipFMC US Merger Sub LLC

2.3	Waiver Letter, dated as of December 14, 2016, from FMC Technologies, Inc. and TechnipFMC Limited to Technip S.A.